EXHIBIT 10-L


                        SCHEDULE OF RELATED PARTY LEASES
                       EXISTING RESTAURANTS AS OF 1/15/97

                                                           LEASE       EXPIRATION      ANNUAL BASE
                                                        COMMENCEMENT    DATE OF         RENTAL ($)
LOCATION                             LANDLORD               DATE      INITIAL TERM  AS OF 10/27/96 1/
BURGER KING RESTAURANTS:
--------------------------

Indiana
-------

Michigan City               Bendan Properties               09/01/86      09/30/06             85,404
Plymouth                    Bendan Properties               06/22/84      06/30/04             52,596
Mishawaka #1                Bendan Properties               08/29/84      08/31/04             63,048
Goshen #1                   Bendan Properties               10/25/84      10/25/04             80,496
LaPorte                     F & S Realty                    03/26/85      03/31/05             73,896
Mishawaka #2                Bendan Properties               05/15/85      05/31/05             75,324
Fort Wayne #1               B.K. Fort Wayne Properties      08/01/86      08/31/06             58,632
Mishawaka #3                Bendan Properties               09/19/86      09/30/06             73,248
Fort Wayne #2               B.K. Fort Wayne Properties      11/01/86      11/30/06             78,240
Warsaw                      Bendan Properties               11/22/86      11/30/06             69,876
South Bend #2               Bendan Properties               01/08/87      01/31/07             82,032
Huntington                  B.K. Fort Wayne Properties      06/12/87      06/30/07             54,960
Fort Wayne #3               B.K. Fort Wayne Properties      10/26/87      10/31/07             95,148
Fort Wayne #4               B.K. Fort Wayne Properties      12/01/87      12/31/07             93,996
Columbia City               B.K. Fort Wayne Properties      04/01/89      04/30/09             94,500
Angola                      B.K. Fort Wayne Properties      06/01/89      06/30/09             94,500
South Bend #3               Bendan Properties               09/26/89      09/30/09             69,024
South Bend #4               Bendan Properties               12/13/89      12/31/09             94,500
Bluffton                    B.K. Fort Wayne Properties      12/10/90      12/31/10             84,372
South Bend #5               Bendan Properties               01/21/91      01/21/11            111,672
Kendallville                B.K. Fort Wayne Properties      04/11/91      04/11/11             74,256
Goshen #2                   Bendan Properties               07/01/92      07/31/12             86,400
South Bend #6               Silver Creek Plaza, Inc.        05/27/94      05/31/04            100,080
Goshen #3                   F & S Realty                    2/            3/                   35,000
                                                            -             -

Michigan
--------

Benton Harbor #1            Bendan Properties               10/31/90      02/14/03             18,528
St. Joseph                  Bendan Properties               12/31/86      12/31/06            108,156

_______________

1/  Total annual rent for related party leases for Burger King restaurants
-
    equals Annual Base Rental plus an amount by which 7% of the restaurant's gross sales (8-1/2% of the restaurant's gross sales in the case of related party leases with William R. Schonsheck or Shon-Cass) exceeds Annual Base Rental (the "Percentage Rental").

2/  Lease is to commence upon the sooner of the first day of operations or 120
-
    days after November 19, 1996; as of January 15, 1997, the restaurant was not yet operational.

3/  Initial term is ten years from date of commencement of lease (see note 2).
-

Benton Harbor #2 4/    J & B Realty              08/24/81  12/02/06 5/   68,112
Woodhaven              Fitzpatrick Properties    10/23/85  10/31/05      95,196
Highland               Fitzpatrick Properties    05/30/84  05/30/04      77,028
Muskegon #1            B.K. Muskegon Properties  07/01/84  07/01/04      72,888
Norton Shores          B.K. Muskegon Properties  07/01/84  07/01/04      66,540
Hartland               Fitzpatrick Properties    05/01/86  05/31/06      77,208
Stevensville           Bendan Properties         06/19/86  06/30/06      72,804
Muskegon #2            B.K. Muskegon Properties  06/23/86  06/30/06      68,988
Howell                 Fitzpatrick Properties    06/22/87  07/31/07      78,300
Fremont                B.K. Muskegon Properties  04/14/88  04/30/08      78,096
South Haven            Bendan Properties         05/05/88  05/31/08      74,004
Taylor #2              Fitzpatrick Properties    09/12/89  09/30/09      87,744
Whitehall              B.K. Muskegon Properties  07/06/90  07/30/10      92,472
Dowagiac               Bendan Properties         04/10/91  04/10/11      74,256
Brighton               Fitzpatrick Properties    09/17/92  09/17/12     121,500
Farmington             William R. Schonsheck     08/14/95  10/01/03      89,208
Belleville #2          Shon-Cass                 08/14/95  12/31/05     118,926

BRUEGGER'S BAGEL BAKERIES:
-------------------------

Vermont
-------

Burlington             Howard Opera House        12/31/90  12/30/00      46,600

4/  Percentage Rental is based on 8% of gross sales.
-

5/  Lease was extended on 12/3/96 to 12/2/2006.
-

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